Venezuela	12 Months Ended
Sep. 30, 2013
Foreign Currency [Abstract]
Venezuela
Venezuela

Effective January 1, 2010 and continuing through fiscal 2013, the financial statements for our Venezuela subsidiary are consolidated under the rules governing the translation of financial information in a highly inflationary economy based on the use of the blended National Consumer Price Index in Venezuela. Under GAAP, an economy is considered highly inflationary if the cumulative inflation rate for a three year period meets or exceeds 100 percent. If a subsidiary is considered to be in a highly inflationary economy, the financial statements of the subsidiary must be re-measured into our reporting currency (U.S. dollar) and future exchange gains and losses from the re-measurement of monetary assets and liabilities are reflected in current earnings, rather than exclusively in the equity section of the balance sheet, until such times as the economy is no longer considered highly inflationary.

On February 13, 2013, the Venezuela government devalued the Bolivar Fuerte relative to the U.S. dollar. The revised official exchange rate moved from 4.30 per U.S. dollar to an exchange rate of 6.30 per U.S. dollar. The Central Government also suspended the alternate currency market administered by the central bank known as SITME that made U.S. dollars available at a rate higher than the previous official rate, generally in the range of 5.50 per U.S. dollar. As access to U.S. dollars at the official exchange rate was greatly limited, the Company had been utilizing the SITME market to obtain U.S. dollars for the import of product on a regular basis. As a result, the Company had been using the higher SITME rate, prior to the most recent devaluation, to translate its operating results and to value its net monetary assets held in local Venezuela currency.

As a result of the devaluation noted above and the elimination of the SITME market, the Company valued its net monetary assets at September 30, 2013 using the revised official rate of 6.30 per U.S. dollar. Thus, the Company recorded a devaluation charge of approximately $6 for the twelve months ended September 30, 2013, due primarily to the devaluation of local currency cash balances. This charge was included in Other financing items, net on the Consolidated Statements of Earnings and Comprehensive Income. In addition, operating results for the twelve months ended September 30, 2013 were translated using a blended rate, ranging between 5.40 to 6.30 Bolivar Fuerte per U.S. dollar, reflecting the use of the new official rate for the period following the devaluation and the previous SITME rate for the period prior to the devaluation.

At September 30, 2013, the U.S. dollar value of monetary assets, net of monetary liabilities, which would be subject to an earnings impact from translation rate movements for our Venezuela affiliate under highly inflationary accounting was approximately $62. Further currency devaluation in Venezuela, either through official channels or via the use of alternative exchange mechanisms may result in additional devaluation of the Company's net monetary assets in Venezuela and may negatively impact the operating results of the Company's Venezuelan affiliate.